                                                                  EX.99.906 CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT


I, John R. Jones, President of AB Funds Trust (the "Registrant"), certify that:


         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: November 1, 2004                      /s/ John R. Jones
      -----------------                     ------------------------------------
                                            John R. Jones, President
                                            (principal executive officer)


I, Jeffrey P. Billinger, Vice President and Treasurer of AB Funds Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: November 1, 2004        /s/ Jeffrey P. Billinger
      -----------------       Jeffrey P. Billinger, Vice President and Treasurer
                              (principal financial officer)